Exhibit 10.43

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF 1 , 1

2. AMENDMENT/MODIFICATION NO. 016	3. EFFECTIVE DATE 05/14/2014	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE	5ASNET	7. ADMINISTERED BY (If other than Item 6)	CODE	5ASNET
Alaina Earl Air Transportation CMC United States Postal Service 475 L’Enfant Plaza SW Room 1P 650 Washington DC 20260-0650 (202) 268-6580		Air Transportation CMC Air Transportation CMC United States Postal Service 475 L’Enfant Plaza SW, Room 1P650 Washington DC 20260-0650

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) FEDERAL EXPRESS CORPORATION 3610 HACKS CROSS ROAD MEMPHIS, TN 38125-8800		(x)	9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
		x	10A. MODIFICATION OF CONTRACT/ORDER NO. ACN-13-FX
10B. DATED (SEE ITEM 13) 04/23/2013
SUPPLIER CODE 000389122	FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐	☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a)By completing Items 8 and 15, and returning                     copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment number. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPIRATION DATA (If required). See Schedule	$0.00

13. THIS ITEM APPLIES ONLY TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(x)	A.	THIS CHANGE BY CLAUSE IS ISSUED PURSUANT TO: (Specify clause) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐
☒	B.	THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14.
☐	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐	D.	OTHER (such as no cost change/cancellation, termination, etc.) (Specify type of modification and authority): THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

A) This Modification is put in place to clarify various Administrative Changes to the “Personnel Screening” section of the contract per the attached document.

Sub Rept Req’d: Y Carrier Code: FX Route Termini

S: Various Route Termini End: Various Payment

Terms: SEE CONTRACT

Period of Performance: 09/30/2013 to 09/30/2020

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Paul J. Herron, Vice President	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Brian McKain

15B. CONTRACTOR/OFFEROR /s/ PAUL J. HERRON (Signature of person authorized to sign)	15C. DATE SIGNED 5/23/14	16B. CONTRACT AUTHORITY /s/ BRIAN MCKAIN (Signature of Contracting Officer)	16C. DATE SIGNED 5/27/2014

Postal Service Employees Allowed Access

The aviation supplier shall allow escorted Postal officials showing proper credentials access to all buildings, field areas, ground equipment being used to sort, stage, or transport mail under this contract or under any subcontract services performed under this contract. Government regulations (e.g., Transportation Security Administration) will supersede this section.

The aviation supplier will allow unescorted access to Postal Service employees stationed on the aviation supplier’s premises pending compliance with all required processes. Photography or video taping will not be permitted except as outlined in the security protocols.

Personnel Screening

In general, the Postal Service accepts air carrier security program requirements set forth by the Transportation Security Administration (TSA). In addition to these, the Postal Service also mandates additional requirements.

The Postal Service is aware that the aviation supplier must implement its human resources programs in accordance with certain state laws and that in that respect there may be certain deviations to the literal application of some of the Postal Service requirements set forth herein.

In the event the aviation supplier establishes that a state law prohibits it from requesting from its employees or prospective employees any or all of the information requested in responses to questions 21a through 21e of PS Form 2025, Contract Personnel Questionnaire, as required by 1.c below, or from certifying, as the result of a criminal records check, to any of the items requested under 1.b, Criminal History, below, the aviation supplier shall be relieved of its contractual obligation to require employees or prospective employees to respond to the portions of those questions requesting the prohibited information or to provide that information as part of its criminal records check. In these situations, the Postal Service Security Investigations Service Center (SISC) shall conduct the required criminal checks as outlined in 1.b. below.

To establish the existence and the extent of the prohibitory effect of any such state law referenced above, the aviation supplier shall provide to the SISC documentary evidence (including a copy of the state law) demonstrating the stated prohibition. The Postal Service’s concurrence about the prohibitory nature of a state law shall not be unreasonably withheld.

The Contracting Officer may, in consultation with the aviation supplier and the U.S. Postal Inspection Service, grant other appropriate deviations or implement alternate processes to the standard U.S. Postal Inspection Service requirements by letter.

Applicability

Individuals providing services to the Postal Service under this contract (including aviation suppliers, employees of aviation suppliers, and subcontractors and their employees at all levels), hereinafter, “individuals,” who have been hired after the effective date of this contract and whose duties will or likely may involve handing the mail must obtain a security clearance from the Postal Service, as provided herein. Access to the mail as defined by 3.a below is permitted as soon as the security clearance package has been submitted to the SISC in Memphis.

If the aviation supplier commences a new operation (internally or with an aviation supplier) for the purpose of processing Postal volume, the employees hired since the effective date of this contract will be subject to Personnel Screening.

Access to the mail is permitted as soon as the security clearance package has been submitted to the SISC in Memphis. If the aviation supplier has ground handling services performed at air stops by another aviation supplier (subcontractor), and if, to the best knowledge of the prime aviation supplier, that subcontractor is in compliance with the provisions of this clause, the prime aviation supplier may certify that fact to the Contracting Officer in writing, and thereby be relieved of the primary responsibility for personnel screening. Prime aviation suppliers are in all cases responsible for meeting these screening requirements for all persons having access to the mail who are their direct employees. For example, if ABC, Inc. is an aviation supplier, and it performs ground handling services at one or more air stops for CDE, Inc., CDE must certify in writing that:

I certify that at the following air stops ground handling services are being performed by ABC, and that to the best of my knowledge, ABC is an aviation supplier of air transportation services under contract number__. A listing of airports served by ABC is attached hereto as follows.

Aviation suppliers must have clauses in their contracts with subcontractors requiring adherence to the Postal Service screening procedures contained in this contract.

1.

Requirements: The aviation supplier, when employing individuals who will or are likely to handle the mail in the performance of their duties under this contract, must provide the following documentation as early as possible to the Security Investigations Services Center (SISC), 225 N. Humphreys Blvd., 4th floor, Memphis, Tennessee, 38161-0001 for those individual aviation supplier employees who will or are likely to handle the mail in the performance of their duties. (Form can be obtained by calling the SISC at (901) 747-7712 or by email at Meg@uspis.gov.) The items listed in sub-sections 1 through 4 and a through c below must be completed prior to the employee being granted permission to handle mail. For purposes of this requirement, the term “completed” means that all tasks have been done, and the required submissions to the SISC in Memphis have been made.

1.	Completed PS Form 2181-C. This form must be dated within 90 days of receipt by the SISC.

2.	PS Form 2025. Each item on the PS Form 2025 must be addressed. Applicants must provide their complete residential address, including city, state, and ZIP+4. The form must be signed and dated by the applicant within 90 days of receipt by the SISC.

3.	The aviation supplier must obtain and provide to the SISC two original fingerprint cards (FD-258) for each applicant. The signature of the applicant and the individual taking the prints must be on each FD-258. In lieu of submitting fingerprint cards, a FBI rap sheet may be submitted, provided it is dated within 90 days of receipt by the SISC. The Postal Inspection Service will provide additional fingerprint cards for aviation supplier use. These additional forms may be obtained by calling the Memphis office at (901) 747-7712 or via email at Meg@uspis.gov

4.	Certification and Transmittal Cover Sheet documenting Criminal History records check as required by subsection (b) below. The Certification and Transmittal cover sheet must include the administrative officer’s name, telephone number, facility name, email address and mailing address.

The aviation supplier is required to maintain all certifications required in sections a., b., and c for the length of the contract.

a.

Drug Screening: The aviation supplier must certify that individuals providing service under this contract have passed a screening test for those substances identified by the Substance Abuse and Mental Health Services Administration (SAMHSA) as the five (5) most abused substances which are cocaine, marijuana, amphetamine / methamphetamine, opiates, and phencyclidine (PCP). The tests must be performed by a SAMHSA approved certified laboratory. The drug test must meet the cut-off levels established by SAMHSA. All drug screening tests must be completed within ninety (90) days prior to having access to the mail since drug tests older than ninety (90) days are invalid and must be redone. The prime aviation suppliers and all subcontractors must maintain the name of the institution conducting the test and a document indicating if the employee passed or tested positive.

b.	Criminal History: The aviation supplier must certify, based upon a criminal records check (a state records check) of each employee through local agencies (state, county, or city) where the applicant has resided and worked for the past five (5) years (this may require multiple checks for applicants who live in one location and work in another location, or for applicants who have moved within that time period), that each individual:

i.	Has not been convicted of a felony criminal violation in the past five (5) years;

ii.	Has not been convicted of serious criminal charges (e.g. murder, rape, robbery, burglary, physical assaults, weapons violations, or drug charges [felony or misdemeanor]);

iii.	Does not have any pending felony or serious criminal charges; and

iv.	Is not on parole for or probation for any felony or serious criminal charges.

This will be documented on the Certification and Transmittal Cover Sheet. This form is provided under Personnel Security Administrative Instructions, and may be reproduced by the aviation supplier.

c.	Citizenship: Certification of U.S. citizenship must be documented on PS Form 2025, Contract Personnel Questionnaire, or legal work status authorizing the individual to work in the United States is required. (I-9 Form, Employment Eligibility Verification, is to be used for non-citizens).